                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption  "Representations  and
Warranties by the Managed Trust" in the Combined Proxy  Statement and Prospectus
and to the incorporation by reference of our reports dated November 8, 2002 with respect to UBS  Strategy  Fund and August  27,  2002 with  respect to UBS Global
Equity Fund, in this  Registration  Statement  (Form N-14 No.  811-06637) of UBS
Strategy Fund.

                                               ERNST & YOUNG LLP

New York, New York
December 19, 2002